SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

Filed by the registrant             / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/  /   Preliminary proxy statement

/ X /   Definitive proxy statement

/   /   Definitive additional materials

/   /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   /   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
        14a-6(j)(2).

/   /   $500 per each party to the  controversy  pursuant to  Exchange  Act Rule
        14a-6(i)(3).

/   /   Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(4)  and
        0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4) Proposed maximum aggregate value of transaction:

/     / Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2) Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

                 Two World Trade Center, New York, New York 10048-0203

                    Notice Of Annual Meeting Of Shareholders
                            To Be Held April 16, 1998

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:30 A.M., Denver time, on Thursday, April 16, 1998, or any adjournments thereof (the "Meeting"), for the following purposes:

 (1) To elect five Trustees in Class B to hold office until the term of such class shall expire in 2001, or until their successors are elected and shall qualify;

 (2) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1997 (Proposal No. 1); and

 (3) To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on February 20, 1998 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

February 25, 1998
-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

                 Two World Trade Center, New York, New York 10048-0203


                                 PROXY STATEMENT

                         Annual Meeting Of Shareholders
                            To Be Held April 16, 1998


This  Proxy   Statement  is  furnished  to  the   shareholders   of  Oppenheimer
Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:30 A.M., Denver time, on Thursday, April 16, 1998 or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about February 25, 1998. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1997, call the Fund's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Trustees and on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203;
(2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of February 20, 1998 the record date, there were 29,116,067 shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, the only person know by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the Fund was Paine Webber
Incorporated, 1000 Harbor Boulevard, 6th Floor, Union City, New Jersey 07087-6727, which owned of record 5,819,138 shares (19.99% of the shares); Smith Barney, Inc., 388 Greenwich Street, 30th Floor, New York, New York 10013-2375, which owned 2,291,472 shares (7.87% of the shares); Prudential Securities, Inc., One York Plaza, Floor 8, New York, New York 10004, which owned 1,980,411 shares (6.80% of the shares); and AG Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, which owned 1,855,426 shares (6.37% of the shares)

                              ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, five Class B Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than five nominees.

Each of the Class B Nominees, Robert G. Galli, Benjamin Lipstein, Kenneth A. Randall, Edward V. Regan and Russell S. Reynolds, Jr. are presently Trustees of the Fund. All present Trustees of the Fund have been previously elected by the Fund's shareholders. Each nominee has agreed to be nominated and to serve as a Trustee. Class B Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the second class of the Board. The classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees is also a trustee or director of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Mid-Cap Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Series
Fund, Inc. and Oppenheimer World Bond Fund (the "New York-based Oppenheimer funds"), except that Ms. Macaskill is not a Director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill and Messrs. Spiro, Levy, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund.

The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York-based Oppenheimer funds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

As of February 20, 1998 the Trustees held shares of the Fund, as follows: Donald
W. Spiro beneficially owned 25,000 shares of the Fund held in an account for which Mr. Spiro is a trustee; Benjamin Lipstein disclaims beneficial ownership of 1,000 shares of the Fund held by his wife, and Robert G. Galli held 3,000 shares of the Fund in a joint tenancy account and disclaims beneficial ownership of such shares. Except for the foregoing, no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of February 20, 1998.


Name and                     Business Experience                        Term
Other Information            During the Past Five Years                 Expires

Class A

Leon Levy                    General Partner of                         2000
   first became a            Odyssey Partners, L.P.(investment
   Trustee in 1959           partnership)(since 1982); and
   Age: 72                   Chairman of Avatar Holdings, Inc.
                           (real estate development).

Bridget A. Macaskill*#       President (since June 1991),               2000
   first became a            Chief Executive Officer (since
   Trustee in 1995           September 1995) and a Director
   Age: 49                   Adviser; President and director
                             (since December 1994) of the Adviser; President and
                             Director   (since  June  1991)of   HarbourView,   a
                             subsidiary of the Adviser;  Chairman and a director
                             of SSI  (since  August  1994),  and SFSI,  transfer
                             agent  subsidiaries of the Adviser (since September
                             1995);  President  (since  September  1995)  and  a
                             director   (since   October  1990)  of  Oppenheimer
                             Acquisition  Corp.  ("OAC"),  the Adviser's  parent
                             holding  company;  President (since September 1995)
                             and a director(since  November 1989) of Oppenheimer
                             Partnership  Holdings,   Inc.,  a  holding  company
                             subsidiary   of  the   Adviser;   a   director   of
                             Oppenheimer Real Asset Management, Inc. (since July
                             1996);  President  and a  director  (since  October
                             1997) of  OppenheimerFunds  International  Ltd., an
                             offshore  fund  manager  subsidiary  of the Adviser
                             ("OFIL")  and  Oppenheimer   Millennium  Funds  plc
                             (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ
                             Stock Market, Inc. and of Hillsdown Holdings plc (a
                             U.K.  food  company);  formerly an  Executive  Vice
                             President of the Adviser.

Clayton K. Yeutter           Of Counsel to Hogan & Hartson              2000
   first became a            (a law firm); a director of B.A.T.
   Trustee in 1993           Industries, Ltd. (tobacco and
   Age: 67                   financial services), Caterpillar, Inc.
                             (machinery), ConAgra, Inc. (food and
                             agricultural products), Farmers
                             Insurance Company (insurance), FMC Corp.
                             (chemicals and machinery), Texas
                             Instruments, Inc.(electronics);
                             formerly (in descending order)
                             Counselor to the President (Bush)
                             for Domestic Policy, Chairman
                             of the Republican National Committee,
                             Secretary  of the U.S. Department
                             of Agriculture, and U.S. Trade
                             Representative.




-----------------------
* A Trustee who is an "interested person" of the Fund.
# Not a director of Oppenheimer Money Market Fund, Inc.

Class B

Robert G. Galli              Formerly he held the following             1998
   first became a            positions: Vice Chairman of
   Trustee in 1993           OppenheimerFunds, Inc. (The "Manager")
   Age: 64                   (October 1995-December 1997);
                             Vice President and Counsel of
                             Oppenheimer    Acquisition   Corp.   ("OAC"),   the
                             Adviser's  parent holding  company;  Executive Vice
                             President,  General  Counsel  and a director of the
                             Adviser and OppenheimerFunds Distributor, Inc.,Vice
                             President  and  a  director  of   HarbourView   and
                             Centennial     Asset     Management     Corporation
                             ("Centennial"), investment adviser subsidiaries of the Adviser, a director of SFSI and SSI, transfer agent subsidiaries of the Adviser, and an officer of other Oppenheimer funds.

Benjamin Lipstein            Professor Emeritus of Marketing,           1998
   first became a            Stern Graduate School of Business
   Trustee in 1974           Administration, New York University;
   Age: 74                   formerly a director of Sussex
                             Publishers,Inc. (publishers of
                             Psychology Today and Mother Earth News)
                             and Spy Magazine, L.P.

Kenneth A. Randall           A director of Dominion Resources,          1998
   first became a            Inc.(electric utility holding
   Trustee in 1980           company), Dominion Energy, Inc.
   Age: 70                   (electric power  and oil & gas
                             producer), Texas Cogeneration Company
                             (cogeneration company), Prime Retail,
                             Inc. (real estate investment trust);
                             formerly President and Chief Executive
                             Officer of The Conference Board, Inc.
                             (international economic and business
                             research)and a director of Lumbermens
                             Mutual Casualty Company, American
                             Motorists Insurance Company and American
                             Manufactures Insurance Company.

Edward V. Regan              Chairman of Municipal Assistance           1998
   first became a            Corporation for the City of New York;
   Trustee in 1993           Senior Fellow of Jerome Levy Economics
   Age: 67                   Institute, Bard College; a member of
                             the U.S. Competitiveness Policy Council; a director
                             of  River  Bank  America  (real  estate   manager);
                             Trustee,  Financial Accounting Foundation (FASB and
                             ASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr.     Founder Chairman of Russell                1998
   first became a            Reynolds Associates, Inc.
   Trustee in 1989           (executive recruiting); Chairman
   Age: 65                   of Directorship, Inc.(corporate
                             governance consulting);  a director of Professional
                             Staff Limited  (U.K.);  a trustee of Mystic Seaport
                             Museum,    International    House   and   Greenwich
                             Historical Society.


Class C

Elizabeth B. Moynihan        Author and architectural historian;        1999
   first became a            a trustee of the Freer Gallery of
   Trustee in 1992           Art(Smithsonian Institution), the
   Age: 68                   Institute of Fine Arts (New York
                             University), and National Building
                             Museum; a member of the Trustees
                             Council, Preservation League of New
                             York State, and of the Indo-U.S.
                             Sub-Commission on Education and Culture.

Donald W. Spiro*             Chairman Emeritus (since August            1999
   first became a            1991)and a director (since January
   Trustee in 1985           1969)of the Adviser; formerly Chairman
   Age: 72                   of the Adviser and the Distributor.


Pauline Trigere              Chairman and Chief Executive               1999
   first became a            Officer of Trigere, Inc.
   Trustee in 1977           (design and sale of women's
   Age: 85                   fashions).
------------------------
* A Trustee who is an "interested person" of the Fund.

Vote Required. The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 1997. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met four times during the fiscal year ended October 31, 1997. The Board of Trustees does not have a standing nominating or compensation committee.


      o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. Mr. Galli received no salary or fee prior to January 1, 1998. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board during the calendar year 1997.

                                                            Total
                                          Retirement        Compensation
                                          Benefits          From All New
                           Aggregate      Accrued as        York-based
Name and                   Compensation   Part of Fund      Oppenheimer
Position                   from Fund      Expenses          funds1

Leon Levy                     $6,624      $6,585            $158,500
  Chairman and
  Trustee

Benjamin Lipstein             $5,726      $5,692            $137,000
  Study
  Committee
  Chairman, Audit
  Committee Member
  and Trustee2

Elizabeth B. Moynihan         $4,033      $4,009            $ 96,500
  Study
  Committee
  Member and
  Trustee

Kenneth A. Randall            $3,699      $3,677            $ 88,500
  Audit
  Committee
  Chairman and
  Trustee

Edward V. Regan               $3,657      $3,635            $ 87,500
  Proxy Committee

  Chairman,
  Audit
  Committee
  Member and
  Trustee

Russell S.
Reynolds, Jr.                 $2,737      $2,721            $65,500
  Proxy Committee
  Member and
  Trustee

Pauline Trigere               $2,445      $2,431            $ 58,500
Trustee

Clayton K. Yeutter            2,737       $2,721            $ 65,500
  Proxy Committee
  Member and
  Trustee

----------------------
1  For the 1997 calendar year.
2 Committee position held during a portion of the period shown.

   The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.


Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds elected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the

Trustee's deferred fee account.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York-based Oppenheimer funds.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 54.
   Senior Vice President of the Adviser (since 1993); an officer of other Oppenheimer funds.


Thomas P. Reedy, Vice President and Portfolio Manager; Age: 36.
   Vice President of the Adviser (since June 1993); an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser.

Ashwin K. Vasan, Vice President and Portfolio Manager; Age: 35.
   Vice President of the Adviser (since July 1993); an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

Carol E. Wolf, Vice President and Portfolio Manager; Age: 46.
   Vice President of the Adviser and Centennial (since June 1990); an officer of other Oppenheimer funds.

Arthur J. Zimmer, Vice President and Portfolio Manager; Age: 51.
   Vice President of the Adviser and Centennial; an officer of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 47
   Executive Vice President (since January 1993), General Counsel (since October
   1991) and a director (since September 1995) of the Adviser; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September
   1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age: 61
   Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Adviser; Vice President (since June 1983) and Treasurer (since March
   1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February
   1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and

   Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December
   1995); Trustee (since December 1997) of the Denver-based Oppenheimer Funds; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
   6803 South Tucson Way, Englewood,  Colorado 80112
   Vice President of the Adviser/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Scott T. Farrar, Assistant Treasurer; Age: 32
   6803 South Tucson Way, Englewood,  Colorado 80112
   Vice President of the Adviser/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Robert G. Zack, Assistant Secretary; Age: 49
   Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Adviser, Assistant Secretary of SSI (since May 1985) and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

                  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 9, 1997 selected KPMG Peat Marwick LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 1997. KPMG also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors. Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of KPMG as auditors of the Fund.

                             Additional Information

The Adviser and the Transfer Agent. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $79,657 in expenses for the fiscal year ended October 31, 1997 for services provided by SFSI.

The Adviser (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1997, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 827,181 shares of Class B voting stock, and (iii) 1,441,473 shares of Class C non-voting stock. This collectively represented 88.6% of the outstanding common stock and 95.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 405,090 shares of the Class B voting stock, representing 8.1% of the outstanding common stock and 3.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 607,342 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill and Mr. Donald W. Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1996 to December 31, 1997, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Mr. Galli, who sold 10,000 shares of Class C OAC common stock to MassMutual for an aggregate of $810,900. Mr. Galli no longer holds any OAC stock or options

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James

C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; Robert C. Doll, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Craig Dinsell, Ronald H. Fielding, Thomas W. Keffer, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry
A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Adviser: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

The Administrator. Mitchell Hutchins Asset Management Inc.(the "Administrator") serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated,is 1285 Avenue of the Americas, New York, New York 10019.

                        RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1998 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                    By Order of the Board of Trustees,


                                    Andrew J. Donohue, Secretary
                                February 25,1998
PROXY/680#8

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST
         PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD April 16, 1998

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                  Please detach at perforation before mailing.
--------------------------------------------------------------------

Oppenheimer Multi-Sector Income Trust
Proxy for Annual Shareholders Meeting to be held April 16, 1998

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held April 16, 1998 at 6803 South Tucson Way, Englewood, Colorado 80112 at 11:30 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.


OVER

Oppenheimer Multi-Sector Income Trust/Proxy for Annual Shareholders Meeting to be held April 16, 1998.

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
                   Please detach at perforation before mailing.
----------------------------------------------------------------------1.
    Election of Trustees

    A) Robert G. Galli
    B) Benjamin Lipstein
    C) Kenneth A. Randall
    D) Edward V. Regan
    E) Russell S. Reynolds, Jr.

    _______FOR all nominees listed              ___ WITHHOLD AUTHORITY
    except as marked to the contrary.           to vote for all nominees
    Instruction: To withhold authority to       listed at left.
    vote for any individual nominee, line
    out that nominee's name at left.

2.  Ratification of selection of KPMG as independent auditors
    (Proposal No. 1)

            FOR____           AGAINST____             ABSTAIN____

                              Dated:      _____________________, 1998
                                          (Month)          (Day)

                              --------------------------------------------------

                                  Signature(s)


                              --------------------------------------------------

                                  Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                        Please read both sides of this ballot.

proxy\680#8